Confidential Treatment Requested by Carbonite, Inc.

Exhibit 10.2

200 QUANNAPOWITT PARKWAY

WAKEFIELD, MASSACHUSETTS

(the “Building”)

SECOND AMENDMENT TO DATACENTER LEASE (“Second Amendment”)

Execution Date: March 31, 2012

LANDLORD:	GIP Wakefield, LLC, a Delaware limited liability company

TENANT:	Carbonite, Inc., a Delaware corporation

EXISTING PREMISES:	Approximately 3,100 square feet of area in the Datacenter (Suite [***]), caged a set forth on Exhibit “A” attached to the Lease

EXISTING PATHWAY:	As described on Exhibit “C” attached to the Lease

OS TENANT SPACE:	Approximately 420 rentable square feet in Suite #[***] on the [***] ([***]) floor of the building, as depicted on the diagram of the OS Tenant Space contained on Exhibit “A”, attached to the Office Space Rider

POP TENANT SPACE:	POP Premises: One (1) one-quarter rack in the POP Room, as set forth on Exhibit “A” attached to the POP Room Rider

POP Pathway: As shown on Exhibit C to the Data Center Lease

DATE OF LEASE:	June 3, 2011

COMMENCEMENT DATE OF LEASE:	August 1, 2011

PREVIOUS LEASE AMENDMENTS:	First Amendment to Datacenter Lease dated as of September 15, 2011

TERMINATION DATE:	September 30, 2015 (co-terminus with the term of the Lease with respect to the Existing Premises)

ADDITIONAL PREMISES:	Approximately 1,094 square feet of area on the [***] ([***]) floor of the Building, known as Suite [***], as shown on Exhibit A, Second Amendment, a copy of which is attached hereto and incorporated by reference herein

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Carbonite, Inc.

WHEREAS, Tenant has exercised its right, pursuant to Section 1.7 of the Lease, to request that Landlord demise Data Center Expansion Space (i.e., the Additional Premises”) which would provide Tenant with an additional 162.5 KW of electrical capacity;

WHEREAS, Landlord has determined that the Additional Premises are available for lease to Tenant is willing to lease the Additional Premises upon the terms and conditions hereinafter set forth;

NOW THEREFORE, the parties hereby agree that the above-referenced lease, as previously amended (the “Lease”), is hereby further amended as follows (capitalized terms, as used herein, shall have the same meaning as set forth in the Lease, except to the extent otherwise set forth in this Second Amendment):

1.	DEMISE OF THE ADDITIONAL PREMISES

Landlord hereby demises and leases to Tenant, and Tenant hereby leases from Landlord, the Additional Premises for a Term commencing on the April 1, 2012 (“Additional Premises Commencement Date”) and terminating on September 30, 2015 (i.e., co-terminus with the term of the Lease with respect to the Existing Premises). Said demise of the Additional Premises shall be upon all of the terms and conditions of the Lease applicable to the Existing Premises (including, without limitation, Tenant’s Extension Options, as set forth in Section 2.3 of the Lease, except that the Base Rent payable with respect to the Additional Premises during the First Extension Term and during the Second Extension Term shall be as set forth in Section 5B below), except to the extent inconsistent with the provisions of this Second Amendment. As of the Additional Premises Commencement Date, the term “Premises”, whenever it is used in the Lease, as hereby amended, shall be deemed to refer to both the Existing Premises and the Additional Premises. Tenant hereby acknowledges that Landlord has satisfied the Commencement Date Conditions with respect to the Additional Premises.

2.	PREPARATION OF THE ADDITIONAL PREMISES FOR TENANT’S USE

A. Landlord’s Installations. Tenant hereby acknowledges that Landlord has performed the following (“Landlord’s Installations with respect to the Additional Premises”) with respect to the Additional Premises:

•	Installation of starline bussway materials provided by Tenant

•	Install power whips

B. Tenant’s Payment to Landlord for the Cost of the Plans and Landlord’s Installations. Tenant shall, on or before the time that Tenant executes and delivers this Second Amendment to Landlord, pay $[***] to Landlord in order to reimburse Landlord for the cost of the Plans and Landlord’s Installations.

C. Landlord’s Warranty. Landlord’s Warranty, as set forth on Exhibit “E” of the Lease shall apply to Landlord’s Installations with respect to the Additional Premises, except that the Warranty Expiration Date with respect to such Landlord’s Installations shall be March 31, 2013.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Carbonite, Inc.

3.	BASE RENT WITH RESPECT TO ADDITIONAL PREMISES

A. Tenant shall have no obligation to pay Base Rent with respect to the Additional Premises prior to May 1, 2012 (“Rent Commencement Date with respect to Additional Premises”). Tenant shall not be entitled to a Rent Credit, as defined in the Lease, with respect to the Additional Premises (however, Tenant shall not be required to pay Base Rent with respect to the Additional Premises with respect to the period prior to May 1, 2012).

B. The Base Rent with respect to the Additional Premises shall be as follows during the Term of the Lease with respect to the Additional Premises. :

Initial Term:

$[***] for the period from the Additional Premises Commencement Date through April 30, 2012

$[***] per month for May 1, 2012 and expiring on July 31, 2012

$[***] per month for August 1, 2012 through July 31, 2013

$[***] per month for August 1, 2013 through July 31, 2014

$[***] per month for August 1, 2014 through July 31, 2015

$[***] per month for August 1, 2015 through September 30, 2015

First Extension Term:

$[***] per month for October 1, 2015 through July 31, 2016

$[***] per month for August 1, 2016 through July 31, 2017

$[***] per month for August 1, 2017 through July 31, 2018

$[***] per month for August 1, 2018 through September 30, 2018

Second Extension Term:

$[***] per month for October 1, 2018 through July 31, 2019

$[***] per month for August 1, 2019 through July 31, 2020

$[***] per month for August 1, 2020 through July 31, 2021

$[***] per month for August 1, 2021 through September 30, 2021

Third Extension Term:

See Section 2.3.3

Fourth Extension Term:

See Section 2.3.3.

One Year Extension Term:

See Section 2.3.3

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Carbonite, Inc.

4.	ADDITIONAL RENT

A. The Tax Base Year with respect to the Additional Premises shall mean and refer to fiscal tax year 2013 (i.e. July 1, 2012-June 30, 2013).

B. Tenant’s Proportionate Share with respect to the Additional Premises shall be [***]%.

5.	PARKING

Tenant shall be entitled to four (4) additional common parking spaces with respect to the Additional Premises.

6.	SIGNAGE

Tenant shall not be entitled to any additional signage with respect to the Additional Premises.

7.	EXHIBIT “F” – SERVICE LEVEL

Exhibit “F” to the Lease shall apply to the Additional Premises, except that, commencing as of the Additional Premises Commencement Date, the Electricity Consumption Threshold for the entirety of the Premises shall be 522.5kW.

8.	TENANT’S EXPANSION RIGHT

Tenant’s demise of the Additional Premises is pursuant to Section 1.7 of the Lease, which provides Tenant with a one-time right to lease additional space in the Building. Notwithstanding the foregoing, however, the provisions of Section 1.7 of the Lease shall remain in force and effect so that Tenant may have an additional opportunity to lease additional premises in the Building, subject to, and in accordance with, the provisions of said Section 1.7.

9.	BROKER

Each party hereto represents to the other that the representing party has not engaged, dealt with or been represented by any broker in connection with this Second Amendment other than Jones Lang LaSalle New England, LLC (“Broker”), who represented Landlord and for whose fees Landlord shall be solely responsible, pursuant to a separate agreement between the Broker and Landlord.

10.	CONFLICT

In the event that any of the provisions of the Lease are inconsistent with this Second Amendment or the state of facts contemplated hereby, the provisions of this Second Amendment shall control.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

11.	RATIFICATION

As hereby amended, the Lease is ratified, approved and confirmed in all respects.

[[SIGNATURES ON THE FOLLOWING PAGE]]

EXECUTED under seal as of the Execution Date.

LANDLORD:

GIP WAKEFIELD, LLC, a Delaware limited liability company

By:	GIP Wakefield Holding Company, LLC, a Delaware limited liability company, its Member

	By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member

		By:	Digital Realty Trust, Inc. a Maryland corporation, its General Partner

			By:	/s/ Robert W. Holmes
			Name:	Robert W. Holmes
			Title:	Vice President

TENANT:

CARBONITE, INC., a Delaware corporation

By:	/s/ Andrew P. Keenan
Print Name:	Andrew P. Keenan
Title:	CFO

Confidential Treatment Requested by Carbonite, Inc.

EXHIBIT A, SECOND AMENDMENT

ADDITIONAL PREMISES

[***]

Exhibit A-1

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Carbonite, Inc.

EXHIBIT B, SECOND AMENDMENT

PLANS

[***]

Exhibit B-1

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.